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                                                                   Exhibit 10.49

                             SECOND AMENDMENT TO THE
                                LEAR CORPORATION
                          PENSION EQUALIZATION PROGRAM
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1997)

THIS AMENDMENT to the Lear Corporation Pension Equalization Program (the "Plan") is made by the undersigned pursuant to authority delegated by the Compensation Committee of the Board of Directors of Lear Corporation, effective as of the IAC Closing Date (as defined herein);

                                WITNESSETH THAT:

1. Section 26 of the Plan shall be amended by inserting the following four new subsections and by renumbering existing subsections (a) through (d) accordingly:

            "(a) IAC - International Automotive Components Group North America, Inc., a Delaware corporation.

            (b) IAC AGREEMENT - the Asset Purchase Agreement dated as of November 30, 2006 by and among the Corporation, IAC, International Automotive Components Group North America, LLC, a Delaware limited liability company, WL Ross & Co. LLC, a Delaware limited liability company, and Franklin Mutual Advisers, LLC, as amended.

            (c) IAC CLOSING DATE - the closing date of the transactions contemplated by the IAC Agreement.

            (d) IAC PARTICIPANT - an employee who was employed by the Corporation immediately prior to the IAC Closing Date and who becomes employed by IAC immediately after the IAC Closing Date."

2. Section 5 is amended by adding at the end thereof the following new Subsection (d), to read in its entirety as follows:

            "(d) IAC TRANSACTION Solely for purposes of vesting under Sections 5(a) and 5(b), above, each IAC Participant shall be treated as if his age is five years greater than his actual age and as if he has an additional five years of service (as defined in the Qualified Pension Plan)."

3. Except to the extent hereby amended, the Plan shall remain in full force and effect.
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      IN WITNESS WHEREOF, this Amendment to the Plan is adopted on the 9th day of May, 2007.

LEAR CORPORATION

By: /s/ Roger Alan Jackson
    --------------------------------------------
        Roger Alan Jackson
        Senior Vice President - Human Resources

Second Amendment to Pension Equalization Program - Page 2